===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Bolt Technology Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                          BOLT TECHNOLOGY CORPORATION

                                FOUR DUKE PLACE
                          NORWALK, CONNECTICUT 06854
                                (203) 853-0700

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD NOVEMBER 24, 1998

To the Stockholders of Bolt Technology Corporation:

  Notice is Hereby Given that the Annual Meeting of Stockholders of BOLT TECHNOLOGY CORPORATION, a Connecticut corporation, (the "Company"), will be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 24, 1998, at 10:00 A.M. for the following purposes:

    1. To elect two directors to hold office for a term of three years and until their successors are elected and shall qualify;

    2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on October 16, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

  STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY AT THEIR EARLIEST CONVENIENCE, EVEN IF THEY PLAN TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                                 Alan Levy,
                                                  Secretary

Dated: October 26, 1998

                          BOLT TECHNOLOGY CORPORATION
                                FOUR DUKE PLACE
                          NORWALK, CONNECTICUT 06854
                                (203) 853-0700

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD NOVEMBER 24, 1998

                               ----------------

  The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Bolt Technology Corporation (the "Company") to be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 24, 1998, at 10:00 A.M., and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the form of proxy will be first given or mailed to stockholders is October 26, 1998.

  Only stockholders of record of the Company's Common Stock, without par value, at the close of business on October 16, 1998, will be entitled to vote at the meeting. At that date, there were issued and outstanding 5,232,478 shares of Common Stock, the holders of which are entitled to one vote per share on all matters.

  A quorum for the Annual Meeting of Stockholders shall consist of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy.

  Any stockholder giving a proxy is empowered to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder may still attend the meeting and vote in person, regardless of whether he has previously given a proxy, but presence at the meeting will not revoke his proxy unless such stockholder votes in person.

  If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote (i) FOR the slate of nominees proposed by the Board of Directors, and (ii) with regard to all other matters which may be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxies.

  Directors will be elected by a plurality of votes at the Annual Meeting. Abstentions are not counted toward a nominee's number of total votes cast. All other matters which properly come before the Annual Meeting must be approved by a majority of the votes present at the Annual Meeting. Abstentions will have the practical effect of voting against such matter, since an abstention is one less vote for approval. Broker non-votes of any matter will have no impact on such matter since they are not considered "shares present" for voting purposes.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities. Beneficial ownership reflected in the table represents sole voting power for 509,500 shares and sole dispositive power for 522,600 shares. The following is the only person known to the Company or its management who beneficially owned as of October 16, 1998, more than five percent of any class of the Company's voting securities.

                                         SHARES OF
                                        COMMON STOCK
        NAME AND ADDRESS OF             BENEFICIALLY PERCENT
         BENEFICIAL OWNER                  OWNED     OF CLASS
        -------------------             ------------ --------
      Kennedy Capital Management, Inc.
      10829 Olive Blvd.
      St. Louis, MO 63141                 522,600      10.0

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth all equity securities of the Company beneficially owned as of October 16, 1998 by (i) each director and nominee,
(ii) each executive officer named in the Summary Compensation Table and (iii) all directors and executive officers as a group. Except as otherwise indicated, all beneficial ownership reflected in the table represents sole voting and investment power as to the Common Stock.

                                    SHARES OF                           PERCENT
                                   COMMON STOCK     OPTIONS                OF
                NAME                 OWNED(1)    EXERCISABLE(2)  TOTAL  CLASS(3)
                ----               ------------  -------------- ------- --------
   Stephen Chelminski.............    57,191         12,000      69,191    1.3
   Kevin M. Conlisk...............     9,500(4)       1,500      11,000     *
   John H. Larson.................    20,200(5)       2,250      22,450     *
   Alan Levy......................    54,770(4)      30,000      84,770    1.6
   Bernard Luskin.................       200          2,250       2,450     *
   Joseph Mayerick, Jr. ..........    32,475(4)      42,000      74,475    1.4
   Gerald H. Shaff................   139,000            --      139,000    2.7
   Gerald A. Smith................    36,250          4,500      40,750     *
   Raymond M. Soto................   199,710         24,000     223,710    4.3
   All Executive Officers and Di-
    rectors
    As a Group....................   549,296        118,500     667,796   12.5

--------
(1) Includes 3,000 shares, 5,000 shares, 2,000 shares, 25,000 shares and 1,875 shares held by the wives of Messrs. Conlisk, Larson, Shaff, Smith and Soto, respectively, or an aggregate of 36,875 shares owned by the wives of all directors and officers as a group, as to which such directors and officers disclaim beneficial ownership.
(2) Represents shares subject to stock options granted under the Company's stock option plan which officers and directors may acquire within 60 days upon exercise of stock options.
(3) The percentages represent the total of shares listed in columns (1) and
  (2) divided by the issued and outstanding shares of Common Stock as of October 16, 1998 plus where applicable all stock options granted to the individual or group, as appropriate, under the Company's stock option plan, which officers and directors may acquire within 60 days.
(4) Represents shared voting power with a family member.
(5) Includes 7,500 shares, the voting power of which is shared with a family member.

 *  Less than 1% of the Company's outstanding common stock.

                             ELECTION OF DIRECTORS

  Under the Company's By-Laws, its directors are divided into three classes, each to be elected at successive annual meetings for terms of three years. The number of directorships, effective November 24, 1998, was fixed at seven at a Regular Meeting of the Board of Directors held on September 23, 1998. The three directors whose terms will expire at the 1998 Annual Meeting of Stockholders are John H. Larson, Bernard Luskin and Gerald H. Shaff. Mr. Luskin, having attained directors retirement age, will be retiring from the Board of Directors as of the date of the Annual Meeting. The Board of Directors has nominated Messrs. Larson and Shaff, both of whom are currently serving as directors, to stand for election at the Annual Meeting of Stockholders. Mr. Larson was elected by the Stockholders at the annual meeting held on November 14, 1995 and Mr. Shaff was elected by the Board of Directors in January 1998.

  At the Annual Meeting, the accompanying proxy, if properly executed and returned, will be voted (absent contrary instructions) in favor of electing as directors these two nominees. Should any one or both of these nominees become unable to accept nomination or election, which the Board of Directors has no reason to believe will be the case, the persons named in the enclosed form of proxy will vote for the election of such person or persons as the Board of Directors may nominate. The other persons listed below will continue in office as directors until the expiration of their terms and until their successors are duly elected and shall qualify.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SLATE OF NOMINEES DESCRIBED BELOW.

  The following table sets forth the name, age, principal occupation for the past five years and directorships of each of the nominees for election as a director and each of the incumbent directors of the Company.

 NAME, AGE AND POSITIONS,               BUSINESS EXPERIENCE             DIRECTOR
   IF ANY, WITH COMPANY                 DURING PAST 5 YEARS              SINCE
 ------------------------               -------------------             --------
 Nominees for Term Expir-
  ing in 2001:
  John H. Larson, 68, Di-   Retired in April 1989 as President and        1989
   rector                    Chief Executive Officer and Director of
                             Connecticut Energy Corporation and its
                             principal subsidiary, The Southern
                             Connecticut Gas Company. Also, a Director
                             of Bay State Gas Co., an independent
                             natural gas distribution company.

  Gerald H. Shaff, 65, Di-  President and Chief Executive Officer of      1998
   rector                    Custom Products Corporation for more than
                             five years. Custom Products, a
                             manufacturer of precision mechanical and
                             pneumatic slip clutches, became a wholly-
                             owned subsidiary of the Company in January
                             1998.
 Directors Whose Term
  Expires in 1999:
  Kevin M. Conlisk, 53,     A Principal and Chief Financial Officer of    1996
   Director                  Alinabal Holdings Corporation, a diversi-
                             fied manufacturer of industrial products,
                             for more than five years.

 NAME, AGE AND POSITIONS,              BUSINESS EXPERIENCE             DIRECTOR
   IF ANY, WITH COMPANY                DURING PAST 5 YEARS              SINCE
 ------------------------              -------------------             --------
 Joseph Mayerick, Jr., 56,   Senior Vice President-Marketing since       1993
  Senior Vice                 November 1991.
  President-Marketing and
  Director

 Gerald A. Smith, 52, Di-    President of Integrated Loan Services,      1993
  rector                      Inc., a provider of valuation reports to
                              the banking and mortgage lending
                              industries, for more than five years.

Directors Whose Term Ex-
 pires in 2000:
 Stephen Chelminski, 66,     A founder of the Company. Part-time         1962
  Director of Special         Director of Special Research and
  Research and Development    Development Projects for more than five
  Projects on a part-time     years.
  basis and Director

 Raymond M. Soto, 59,        Chairman of the Board since November 1997.  1979
  Chairman, President,        President and Chief Executive Officer
  Chief Executive Officer     since 1990.
  and Director

  In connection with the acquisition of Custom Products Corporation in January 1998, the Company paid Mr. Shaff $4,971,000 in cash and 135,000 shares of the Company's Common Stock. In addition, the Company may pay additional consideration to Mr. Shaff based upon the future sales growth of Custom Products Corporation.

  To induce Mr. Shaff to enter into an Employment Agreement with the Company, the Company agreed to nominate Mr. Shaff as a Director of the Company during the term of his Employment Agreement. The Employment Agreement terminates on December 31, 2002 or on such earlier date as Mr. Shaff dies, becomes permanently disabled or is terminated for cause. The Employment Agreement provides for a salary of not less than $150,000 per year.

INFORMATION ON COMMITTEES OF THE BOARD OF DIRECTORS

  During the fiscal year ended June 30, 1998, the Board of Directors held seven Board meetings and three Committee meetings. No director attended fewer than 75 percent of the total number of meetings of the Board and of the Committees of which he was a member.

  The standing committees of the Board of Directors are the Audit and Executive Compensation Committees. In lieu of a Nominating Committee, the Board of Directors selects the nominees for election as directors.

  The Audit Committee monitors the activities of the Company's independent accountants, receives reports concerning the Company's internal accounting controls, reviews the fees to be paid to the Company's independent accountants, confers as to the financial statements when the audit is completed and reports on such activities to the full Board of Directors. Its members are Kevin M. Conlisk (Chairman), John H. Larson, Bernard Luskin and Gerald A. Smith. The Audit Committee held two meetings during fiscal 1998.

  The Executive Compensation Committee oversees the Company's executive compensation programs and establishes its executive compensation policies. Its members are Gerald A. Smith (Chairman), Kevin M. Conlisk, John H. Larson and Bernard Luskin. The Executive Compensation Committee held one meeting during fiscal 1998.

DIRECTORS' COMPENSATION

  In fiscal 1998, non-employee directors received a fee of $750 for attendance at each meeting of the Board of Directors. Each non-employee director also received an annual directors fee of $4,000 and $250 for each committee meeting attended. Directors who are also employees of the Company receive no additional compensation for service as a director.

  Mr. Stephen Chelminski, a director of the Company, was paid $45,000 for his services as Director of Special Research and Development Projects for the year ended June 30, 1998. Mr. Shaff was paid $69,231 under the terms of his Employment Agreement with the Company.

  Under the Bolt Technology Corporation 1993 Stock Option Plan, each non-employee director receives, when elected as a director, an option to purchase 3,000 shares of the Common Stock of the Company subject to the terms and conditions of the Plan.

EXECUTIVE COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS OF THE COMPANY

  The Executive Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

Executive Officer Compensation

  The Company's compensation program for executive officers consists primarily of three key elements: a base salary, a discretionary annual bonus and grants of stock options, in addition to benefit plans available to all employees. The Committee believes that this approach best serves the interests of stockholders by ensuring that executive officers are compensated in a manner that advances both the short-term and long-term interests of stockholders.

  Total Cash Compensation--Salary and Bonuses. Salaries paid to executive officers are reviewed annually by the Chief Executive Officer based upon his subjective assessment of the nature of the position, and the contribution, experience and Company tenure of the executive officer. The Chief Executive Officer reviews his salary recommendations for all executive officers with the Compensation Committee, which is responsible for approving or disapproving those recommendations. In addition, the Chief Executive Officer makes recommendations to the Compensation Committee as to discretionary annual bonuses, if any, to be paid to individual executive officers, based upon his evaluation of each executive officer's contribution to Company performance.

  Stock Options. The Company's 1993 Stock Option Plan authorizes a Committee of non-employee directors to grant options to executives of the Company. The Committee is composed of the four non-employee directors on the Compensation Committee. Option grants are made from time to time to executives whose contributions are perceived to have had or to be likely to have a significant impact on the Company's performance.

Chief Executive Officer Compensation

  Mr. Soto's compensation as Chief Executive Officer is composed of the same elements and performance measures as for the Company's other senior executives. The Compensation Committee believes that Mr. Soto's total compensation reflects the unique contributions that he makes to the Company's performance as an innovative leader in the industry in which the Company operates. He was awarded a bonus of $350,000 in fiscal 1998, based on the Company's performance in fiscal 1998. The Committee believes that such compensation is appropriate based on 1998 earnings, revenue growth and cash flow from operations.

                                          Members of the Compensation Committee
                                          Gerald A. Smith, Chairman
                                          Kevin M. Conlisk
                                          John H. Larson
                                          Bernard Luskin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Board of Directors of the Company has an Executive Compensation Committee composed of Messrs. Smith, Conlisk, Larson and Luskin. During the last fiscal year Mr. Soto, the Company's Chairman, President and Chief Executive Officer, participated in deliberations of the Committee concerning executive officer compensation.

                            EXECUTIVE COMPENSATION

  The following table sets forth, for the Company's last three fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company's Chief Executive Officer and each of the Company's other executive officers:

                          SUMMARY COMPENSATION TABLE

                                      ANNUAL         LONG TERM
                                   COMPENSATION    COMPENSATION
                                ------------------ -------------
  NAME AND PRINCIPAL     FISCAL                    STOCK OPTIONS       ALL OTHER
       POSITION           YEAR  SALARY($) BONUS($)   AWARDS(#)   COMPENSATION($)(1)(2)
  ------------------     ------ --------- -------- ------------- ---------------------
Raymond M. Soto, Chair-   1998  $221,500  $350,000    40,000            $35,795
man, President and        1997   206,000   225,000    24,000             34,233
Chief Executive Officer   1996   208,000   135,000       --              30,979

Joseph Mayerick, Jr.,     1998   155,269   110,000    30,000             17,573
Senior Vice President-    1997   149,346    62,500       --              17,573
Marketing                 1996   144,615    38,000       --              17,573

Alan Levy                 1998   150,254   105,000    20,000             17,027
Vice President-Finance,   1997   144,346    62,500    10,000             15,811
Secretary                 1996   139,615    40,000       --              14,891
and Treasurer

--------
(1) Includes matching contribution paid by the Company to the respective accounts of each named executive under the Company's 401(k) Savings Plan. The matching contribution made to the executive officers account for 1998 was as follows: Mr. Soto, $4,900 and Mr. Levy, $4,680. Mr. Mayerick did not participate in the savings plan.
(2) Includes the value of Company paid whole life insurance policies on Messrs. Soto, Mayerick and Levy. The named executive has the right to designate the beneficiary and in the event of termination of employment, for any reason, ownership of the policy transfers to the named executive. The value of this benefit in 1998 was $30,895 for Mr. Soto, $17,573 for Mr. Mayerick and $12,347 for Mr. Levy.

EMPLOYMENT AGREEMENT

  The Company has an employment agreement, through June 30, 2001, subject to extension, with Mr. Soto. The agreement provides for, among other things, a base annual salary of $227,000 a year, subject to adjustment and a discretionary bonus to be determined from time-to-time by the Board of Directors. The Company must also maintain a life insurance policy for the benefit of Mr. Soto. The agreement will terminate in the event of Mr. Soto's death and may be terminated by the Company in the event of Mr. Soto's disability or for cause (as defined therein). Mr. Soto may terminate his employment for Good Reason, which includes (i) certain changes in Mr. Soto's duties and responsibilities; (ii) the relocation of Mr. Soto's principal place of employment or (iii) the occurrence of a "defined corporate change". If Mr. Soto terminates his employment for Good Reason, he will be entitled to receive all sums which would have become payable to Mr. Soto under this agreement during the three year period following the date of such termination. This sum shall include (a) base salary, and (b) a performance bonus based on the average of the three highest such bonuses paid during the five fiscal years preceding the date of termination.

SEVERANCE COMPENSATION PLAN

  The Company has a Severance Compensation Plan which provides for special severance benefits to employees designated by the Board in the event of their termination, for whatever reason, during the 24-month period following the acquisition by any person or groups of beneficial ownership of 30% of the Company's outstanding shares or change in the composition of the Board during any two-year period resulting in a majority turnover where election or nomination of the new directors was not approved by at least two-thirds of the directors then still in office who were directors at the beginning of such period. The benefit, which is payable within ten days of termination of employment, shall (as pre-designated by the Board) equal two or three times
(i) current base salary, (ii) the average of such employee's bonuses in the three highest years during the five-year period prior to termination, and
(iii) certain annual medical insurance premiums; provided, however, such total amount may not exceed the maximum amount that may be paid without incurring the adverse tax consequences imposed upon such benefits by the Internal Revenue Code (in general approximately 300% of the employee's average total compensation income for the five preceding calendar years). In certain circumstances, the Plan may be amended or terminated by the Board. The Board has designated 4 key employees to participate in this plan, including all named executive officers, other than Mr. Soto.

OPTION GRANTS IN THE LAST FISCAL YEAR

  The following table provides information on option grants during fiscal 1998 to the named executive officers.

                               INDIVIDUAL GRANTS

                                                                               POTENTIAL
                                                                            REALIZABLE VALUE
                                                                               AT ASSUMED
                                          % OF                              ANNUAL RATES OF
                                      TOTAL OPTIONS                           STOCK PRICE
                                       GRANTED TO    EXERCISE OR            APPRECIATION FOR
                           OPTIONS    EMPLOYEES IN   BASE PRICE  EXPIRATION      OPTION
          NAME           GRANTED (#) FISCAL YEAR (1)   ($/SH)       DATE       TERM(2)(3)
          ----           ----------- --------------- ----------- ---------- ----------------
                                                                              5%      10%
                                                                              --      ---
Raymond M. Soto.........   40,000         34.0%        $6.625    01/20/2003 $73,240 $161,640
Joseph Mayerick, Jr. ...   10,000          8.5%        $6.937    11/25/2002 $19,166 $ 42,310
                           20,000         17.0%        $6.625    01/20/2003 $36,620 $ 80,820
Alan Levy...............   20,000         17.0%        $6.625    01/20/2003 $36,620 $ 80,820

--------
(1) The Company granted options representing 117,500 shares to employees during fiscal 1998.
(2) The dollar amounts under potential realizable columns use 5% and 10% rates of appreciation permitted by the Securities and Exchange Commission and are not intended to forecast actual appreciation in the Company's stock price. Actual gains, if any, on stock options are dependent on the future performance of the Company's stock. There can be no assurance that the amounts reflected in this table will be achieved.
(3) All stock options granted during fiscal 1998 are for a term of five years. These options will vest on the first anniversary of the date of grant.

STOCK OPTION EXERCISES AND HOLDINGS

  The following table sets forth information related to options exercised during fiscal 1998 by the Company's Chief Executive Officer and each of the Company's other executive officers, and the number and value of options held by such individuals at June 30, 1998.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                             NUMBER OF           VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                             SHARES                     AT FISCAL YEAR-END     AT FISCAL YEAR-END ($)(1)
                            ACQUIRED       VALUE     ------------------------- -------------------------
          NAME           ON EXERCISE(#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           -------------- ------------ ----------- ------------- ----------- -------------
Raymond M. Soto.........        --             --      24,000       40,000      $120,000     $100,000
Joseph Mayerick, Jr. ...        --             --      32,000       30,000       261,100       71,875
Alan Levy...............     12,000       $100,500     30,000       20,000       210,600       50,000

--------
(1) Based upon $9.125 per share, the market price of a share of common stock as of June 30, 1998, net of exercise prices that range from $0.75 to $6.937 per share. In all cases the exercise price equalled the market price of a share at the date of grant.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

  The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

  The following graph compares the five-year cumulative total return of the Company's common stock as compared with the cumulative total return, assuming reinvestment of dividends, of the Standard and Poor's Small Cap 600 Index and the Standard and Poor's Small Cap Oil and Gas (Drilling & Equipment) Index.

                            Cumulative Total Return
                 Based on investment of $100 on June 30, 1993


                                                        6/30/93  6/30/94  6/30/95  6/30/96  6/30/97  6/30/98
Bolt Technology Corporation.......................       $100    $ 83     $159      $342     $667    $1,217
S&P Small Cap 600 Index...........................       $100    $102     $123      $155     $188    $  225
S&P Small Cap Oil & Gas (Drilling & Equip)........       $100    $132     $144      $218     $309    $  275


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  Deloitte & Touche LLP, independent accountants, were selected by the Board of Directors in April 1998 to serve as the Company's independent accountants for the fiscal year ended June 30, 1998. The Board selects the Company's independent accountants upon recommendation of the Audit Committee. The Audit Committee is expected to make its recommendation for the year ending June 30, 1999 at a meeting to be held in March 1999.

  A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions from stockholders.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Company has determined, upon its review, that those persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended, have filed on a timely basis Forms 3, 4 and 5 in compliance with Section 16(a) of said Act.

                            STOCKHOLDERS' PROPOSALS

  In order to be considered for inclusion in the Company's proxy statement and form of proxy for next year's Annual Meeting of Stockholders, any proposals by stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company on or before June 25, 1999.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters that may come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders and in this proxy statement. However, if any other matters properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

  The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by regular employees of the Company or others affiliated with the Company. The Company will not pay compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending or forwarding proxy material to principals in obtaining their proxies.

  All stockholders are urged to execute, date and return promptly the enclosed form of proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.

                                          By Order of the Board of Directors

                                                 Alan Levy,
                                                  Secretary

Norwalk, Connecticut
Dated: October 26, 1998

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                          BOLT TECHNOLOGY CORPORATION

  The undersigned hereby appoints Alan Levy and Raymond M. Soto proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Bolt Technology Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held November 24, 1998 or any adjournment thereof.

      (Continued, and to be marked, dated and signed, on the other side)
-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE



                                            ANNUAL
BOLT TECHNOLOGY CORPORATION                 MEETING OF
                                            STOCKHOLDERS
                                            November 24, 1998, 10:00 a.m.

                                            The Norwalk Inn & Conference Center
                                            99 East Avenue
                                            Norwalk, Connecticut

                                            Please mark    [X]
                                            your votes as
                                            indicated in
                                            this example





The Board of Directors recommends a vote     FOR      WITHHELD
FOR Item 1.                                           FOR ALL
Item 1-ELECTION OF DIRECTORS                 [ ]       [ ]
     Nominees:
     John H. Larson
     Gerald H. Shaff

WITHHELD FOR: (Write that nominee's name in the space provided below).

Item 2-To transact in their discretion such other business as may properly come before the meeting.


Signature(s)________________________________________Date_____________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
-----------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                               ADMISSION TICKET
                               ----------------

                                ANNUAL MEETING
                                      OF
                          BOLT TECHNOLOGY CORPORATION
                          Tuesday, November 24, 1998
                                  10:00 a.m.
                      The Norwalk Inn & Conference Center
                                99 East Avenue
                             Norwalk, Connecticut